                                                                     EXHIBIT 2.4

                                JOINDER AGREEMENT

        JOINDER AGREEMENT, dated this 22/nd/ day of November, 2000, by and among VERITAS Software Corporation, a Delaware corporation ("Veritas"), Seagate Technology, Inc., a Delaware corporation ("Seagate") and the entities listed below as SAC Indemnitors (each, a "SAC Indemnitor").

        Reference is made to that certain Indemnification Agreement (the "Indemnification Agreement"), dated as of March 29, 2000, by and among Veritas, Seagate, Suez Acquisition Company (Cayman) Limited, a limited company organized under the laws of the Cayman Islands ("SAC"), as amended. Capitalized terms used but not otherwise defined herein shall have the meanings ascribed thereto in the Indemnification Agreement.

        By executing this Joinder Agreement, each SAC Indemnitor, severally and not jointly, hereby agrees to be bound by the terms of the Indemnity Agreement as if it was an original signatory to such Agreement and shall be deemed to be a SAC Indemnitor thereunder.

        This Joinder Agreement shall be governed by and construed in accordance with the laws of the State of New York. This Joinder Agreement may be executed in two or more counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one and the same agreement.

        IN WITNESS WHEREOF, the parties hereto have executed this Joinder Agreement as of the date first above written.

                                             SAC INDEMNITORS:

                                             NEW SAC

                                             By: /s/ WILLIAM L. HUDSON
                                                ________________________
                                                Name: William L. Hudson
                                                Title:

                                     SEAGATE TECHNOLOGY HOLDINGS


                                     By: /s/ WILLIAM L. HUDSON
                                        _______________________
                                        Name: William L. Hudson
                                        Title:

                                     SEAGATE TECHNOLOGY HDD HOLDINGS


                                     By: /s/ WILLIAM L. HUDSON
                                        _______________________
                                        Name: William L. Hudson
                                        Title:

                                     SEAGATE TECHNOLOGY (US) HOLDINGS, INC.


                                     By: /s/ WILLIAM L. HUDSON
                                        _______________________
                                        Name: William L. Hudson
                                        Title:

                                     SEAGATE TECHNOLOGY LLC
                                     By:  Seagate Technology, Inc., its Managing
                                     Member

                                     By: /s/ WILLIAM L. HUDSON
                                        _______________________
                                        Name: William L. Hudson
                                        Title:

                                     [SEAGATE US LLC]


                                     By: /s/ WILLIAM L. HUDSON
                                        _______________________
                                        Name: William L. Hudson
                                        Title:

                                     REDWOOD ACQUISITION CORPORATION


                                     By: /s/ WILLIAM L. HUDSON
                                        _______________________
                                        Name: William L. Hudson

                                           Title:

                                        QUINTA CORPORATION


                                        By: /s/ WILLIAM L. HUDSON
                                           _______________________
                                           Name: William L. Hudson
                                           Title:

                                        SEAGATE TECHNOLOGY INTERNATIONAL


                                        By: /s/ WILLIAM L. HUDSON
                                           _______________________
                                           Name: William L. Hudson
                                           Title:

                                        SEAGATE TECHNOLOGY (THAILAND) LIMITED


                                        By: /s/ WILLIAM L. HUDSON
                                           _______________________
                                           Name: William L. Hudson
                                           Title:

                                        SEAGATE TECHNOLOGY CHINA HOLDING CO.


                                        By: /s/ WILLIAM L. HUDSON
                                           _______________________
                                           Name: William L. Hudson
                                           Title:

                                        SEAGATE TECHNOLOGY ASIA HOLDINGS


                                        By: /s/ WILLIAM L. HUDSON
                                           _______________________
                                           Name: William L. Hudson
                                           Title:

                                        SEAGATE TECHNOLOGY (IRELAND)

                                        By: /s/ WILLIAM L. HUDSON
                                           _______________________
                                           Name: William L. Hudson
                                           Title:

                               SEAGATE TECHNOLOGY MEDIA (IRELAND)


                               By: /s/ WILLIAM L. HUDSON
                                  _______________________
                                  Name: William L. Hudson
                                  Title:

                               SEAGATE TECHNOLOGY REYNOSA S. DE R.L. DE C.V.


                               By: /s/ WILLIAM L. HUDSON
                                  _______________________
                                  Name: William L. Hudson
                                  Title:

                               NIPPON SEAGATE INC.


                               By: /s/ WILLIAM L. HUDSON
                                  _______________________
                                  Name: William L. Hudson
                                  Title:

                               SEAGATE SINGAPORE DISTRIBUTION PTE. LTD.


                               By: /s/ WILLIAM L. HUDSON
                                  _______________________
                                  Name: William L. Hudson
                                  Title:

                               SEAGATE DISTRIBUTION (UK) LIMITED


                               By: /s/ WILLIAM L. HUDSON
                                  _______________________
                                  Name: William L. Hudson
                                  Title:

                               SEAGATE TECHNOLOGY (MARLOW) LIMITED


                               By: /s/ WILLIAM L. HUDSON
                                  _______________________
                                  Name: William L. Hudson

                                         Title:

                                      SEAGATE TECHNOLOGY FAR EAST HOLDINGS

                                      By: /s/ WILLIAM L. HUDSON
                                         _______________________
                                         Name: William L. Hudson
                                         Title:

                                      SEAGATE TECHNOLOGY (PHILIPPINES)



                                      By: /s/ WILLIAM L. HUDSON
                                         _______________________
                                         Name: William L. Hudson
                                         Title:

                                      SEAGATE TECHNOLOGY (SAN) HOLDINGS


                                      By: /s/ WILLIAM L. HUDSON
                                         _______________________
                                         Name: William L. Hudson
                                         Title:

                                      XIOTECH CORPORATION


                                      By: /s/ WILLIAM L. HUDSON
                                         _______________________
                                         Name: William L. Hudson
                                         Title:

                                      XIOTECH (CANADA) LTD.


                                      By: /s/ WILLIAM L. HUDSON
                                         _______________________
                                         Name: William L. Hudson
                                         Title:

                                      SEAGATE REMOVABLE STORAGE SOLUTIONS
                                      HOLDINGS


                                      By: /s/ WILLIAM L. HUDSON
                                         _______________________
                                         Name: William L. Hudson

                                Title:

                             SEAGATE REMOVABLE STORAGE SOLUTIONS (US) HOLDINGS, INC


                             By: /s/ WILLIAM L. HUDSON
                                _______________________
                                Name: William L. Hudson
                                Title:

                             SEAGATE REMOVABLE STORAGE SOLUTIONS LLC
                             By:  Seagate Technology, Inc., its Managing Member

                             By: /s/ WILLIAM L. HUDSON
                                _______________________
                                Name: William L. Hudson
                                Title:

                             [SEAGATE RSS LLC]


                             By: /s/ WILLIAM L. HUDSON
                                _______________________
                                Name: William L. Hudson
                                Title:

                             SEAGATE REMOVABLE STORAGE SOLUTIONS INTERNATIONAL


                             By: /s/ WILLIAM L. HUDSON
                                _______________________
                                Name: William L. Hudson
                                Title:

                             SEAGATE SOFTWARE (CAYMAN) HOLDINGS


                             By: /s/ WILLIAM L. HUDSON
                                _______________________
                                Name: William L. Hudson
                                Title:

                             SEAGATE SOFTWARE INFORMATION MANAGEMENT GROUP HOLDINGS, INC.

                                By: /s/ WILLIAM L. HUDSON
                                   _______________________
                                   Name: William L. Hudson
                                   Title:

                                SEAGATE SOFTWARE INFORMATION MANAGEMENT GROUP (CANADA), INC.


                                By: /s/ WILLIAM L. HUDSON
                                   _______________________
                                   Name: William L. Hudson
                                   Title:

                                NIPPON SEAGATE SOFTWARE KK


                                By: /s/ WILLIAM L. HUDSON
                                   _______________________
                                   Name: William L. Hudson
                                   Title:

                                SEAGATE SOFTWARE INFORMATION MANAGEMENT GROUP HOLDINGS BV


                                By: /s/ WILLIAM L. HUDSON
                                   _______________________
                                   Name: William L. Hudson
                                   Title:

                                SEAGATE SOFTWARE INFORMATION PTE LTD.


                                By: /s/ WILLIAM L. HUDSON
                                   _______________________
                                   Name: William L. Hudson
                                   Title:

                                SEAGATE SOFTWARE INFORMATION MANAGEMENT GROUP UK LIMITED


                                By: /s/ WILLIAM L. HUDSON
                                   _______________________
                                   Name: William L. Hudson
                                   Title:

Agreed to and Accepted by:

VERITAS SOFTWARE CORPORATION


By: /s/ JAY A. JONES
   _______________________
   Name: Jay A. Jones
   Title:

SEAGATE TECHNOLOGY, INC.


By: /s/ WILLIAM L. HUDSON
   _______________________
   Name: William L. Hudson
   Title: